UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 10, 2007

WaferGen Bio-systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-136424	20-3699764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bayside Technology Center 46571 Fremont Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 304-6080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective as of August 10, 2007, we dismissed George Stewart, CPA (“Stewart”) as our independent accountants. Steward had previously been engaged as the principal accountant to audit our financial statements. The reason for the dismissal of Stewart is that, following the consummation of the merger between WaferGen, Inc. (“WaferGen”) and WaferGen Acquisition Corp., a wholly-owned subsidiary of ours, on May 31, 2007, (i) the former stockholders of WaferGen owned a majority of the outstanding shares of our common stock and (ii) our primary business unit became the business previously conducted by WaferGen. The independent registered public accountant of WaferGen was the firm of Rowbotham & Company LLP (“Rowbotham”). We believe that it is in our best interest to have Rowbotham continue to work with our business, and we therefore retained Rowbotham as our new independent registered accounting firm, effective as of August 10, 2007. Rowbotham is located at 101 Second Street, Suite 1200, San Francisco, CA 94105.

The decision to change accountants was approved by our board of directors on August 10, 2007.

The report of Stewart on our financial statements for the period from our inception through June 30, 2006 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to our ability to continue as a going concern.

From our inception through August 10, 2007, there were no disagreements with Stewart on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Stewart, would have caused it to make reference to the matter in connection with its reports.

During our two most recent fiscal years and the subsequent interim periods through August 10, 2007, we did not consult Rowbotham regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B.

We had made the contents of this Current Report on Form 8-K available to Stewart and requested it to furnish a letter addressed to the SEC as to whether Stewart agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information. A copy of Stewart’s letter to the SEC is included as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following document is filed as an exhibit to this Report on Form 8-K:

Number	Description
16.1	Letter from George Stewart, CPA, dated August 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2007
WaferGen Bio-systems, Inc.

	By:	/s/ Alnoor Shivji
Alnoor Shivji
Chief Executive Officer

EXHIBIT INDEX

Number	Description

16.1	Letter from George Stewart, CPA, dated August 13, 2007